Exhibit 5(c)

                        FORM OF SUB-MANAGEMENT AGREEMENT


                          ASSET ALLOCATION PORTFOLIOS

                           Large Cap Value Portfolio



      SUB-MANAGEMENT AGREEMENT, dated November 1, 1997, by and between Asset Allocation Portfolios, a New York trust (the "Trust"), and Miller Anderson & Sherrerd, LLP, a limited liability partnership (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Large Cap Value Portfolio (the "Portfolio"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper supervision of such portion of the Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to the Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                0.625% on the first $25 million;
                0.375% on the next $75 million;
                0.250% on the next $400 million; and
                0.20% on assets in excess of $500 million.

      If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its partners, directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

      8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until May 9, 1999 on which date it will terminate unless its continuance after May 9, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

      This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

      9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION                  MILLER ANDERSON &
PORTFOLIOS                        SHERRERD, LLP
on behalf of Large Cap
   Value Portfolio

By:______________________         By:_______________________


Title:___________________         Title:____________________




The foregoing is acknowledged:

Citibank, N.A.


By:______________________

Title:___________________

                        FORM OF SUB-MANAGEMENT AGREEMENT


                          ASSET ALLOCATION PORTFOLIOS

                           Small Cap Value Portfolio


      SUB-MANAGEMENT AGREEMENT, dated __________ ___, 199__, by and between Asset Allocation Portfolios, a New York trust (the "Trust"), and Franklin Advisory Services, Inc., a Delaware corporation (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Small Cap Value Portfolio (the "Portfolio"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to manage the Portfolio assets as are allocated to it by the Adviser for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall manage the Portfolio assets as are allocated to it by the Adviser, except that the Subadviser shall not be responsible for managing cash. Notwithstanding any provision of this

Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to the Portfolio, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. However, in no event shall the Subadviser have the power to exercise proxies or voting rights or be responsible for record-keeping relating to such items. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with affiliated brokers and/or dealers as defined by the 1940 Act and to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust. The Subadviser shall not be responsible for and shall be held harmless with respect to any execution costs incurred by the Trust relating to securities transactions conducted with brokers and/or dealers in accordance with instructions given to the Subadviser by the Trust's Board of Trustees. In particular, the Trust acknowledges that, to the extent the Subadviser is directed to use a specific broker and/or dealer, it may not be able to obtain best execution on all trades executed through that broker and/or dealer.

      Nothing herein shall preclude the "bunching" of orders for the sale or purchase of securities in the Portfolio with other accounts managed by the Subadviser. With respect to the allocation of trades, purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged. However, the Subadviser or its affiliates may, based upon their trading strategies or their accounts' investment objectives or investment restrictions, restrict to certain accounts purchases and sales of securities acquired in initial public offerings, including those that trade or are expected to trade at a premium in the secondary market.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                0.55% on the first $250 million; and
                0.50% on remaining assets.

      If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its directors and officers.

      6. Representations Regarding the Subadviser. Neither the Trust nor its employees are authorized to make any representations concerning the Subadviser without its prior written consent, except those contained in the then-current prospectus and statement of additional information of the Trust or the Portfolio. Any materials which contain the name "Franklin" will be subject to review and approval by the Subadviser prior to their use, such approval not to be unreasonably withheld.

      7. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      8. Indemnification. The Trust and the Adviser agree to indemnify and hold harmless the Subadviser against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Trust or contained in the sales literature or other promotional material for the Trust (or any statement or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to the Subadviser if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust or the Adviser by or on behalf of the Subadviser for use in the registration statement, prospectus or statement of additional information for the Portfolio or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of shares of the Trust.

      The Subadviser agrees to indemnify and hold harmless the Trust and the Adviser against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement for the Trust or contained in the sales literature or other promotional material for the Trust (or any statement or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall apply as to the Trust and/or the Adviser only if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust or the Adviser by or on behalf of the Subadviser for use in the registration statement for the Portfolio or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of beneficial interests in the Trust.

      9. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. The Subadviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Subadviser with respect to the Portfolio. Nothing in this Sub-Management Agreement shall impose upon the Subadviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any security which the Subadviser, or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

      10. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until May 9, 1999, on which date it will terminate unless its continuance after May 9, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

      This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

      11. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION                   FRANKLIN ADVISORY
PORTFOLIOS                         SERVICES, INC.
on behalf of Small Cap
   Value Portfolio

By:______________________          By:_______________________

Title:___________________          Title:____________________


The foregoing is acknowledged:

Citibank, N.A.


By:______________________

Title:___________________

                        FORM OF SUB-MANAGEMENT AGREEMENT



                          ASSET ALLOCATION PORTFOLIOS

                            International Portfolio



      SUB-MANAGEMENT AGREEMENT, dated November 1, 1997, by and between Asset Allocation Portfolios, a New York trust (the "Trust"), and Hotchkis and Wiley, a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as International Portfolio (the "Portfolio"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of the Portfolio's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to the Portfolio, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio;

expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                0.60% on the first $10 million;
                0.55% on the next $40 million;
                0.45% on the next $100 million;
                0.35% on the next $150 million; and
                0.30% on remaining assets.

      If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

      If in any fiscal year the aggregate expenses of the Portfolio and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The

Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

      8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until May 9, 1999, on which date it will terminate unless its continuance after May 9, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

      This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Manager. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

      9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.



      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION                   HOTCHKIS AND WILEY,
PORTFOLIOS                         a division of the Capital
Management
on behalf of International         Group of Merrill Lynch Asset
   Portfolio                       Management, L.P.

By:______________________          By:_________________________

Title:___________________          Title:______________________




The foregoing is acknowledged:

Citibank, N.A.


By:______________________

Title:___________________

                        FORM OF SUB-MANAGEMENT AGREEMENT



                          ASSET ALLOCATION PORTFOLIOS

                             Foreign Bond Portfolio


      SUB-MANAGEMENT AGREEMENT, dated November 1, 1997, by and between Asset Allocation Portfolios (the "Trust"), and Pacific Investment Management Company, a Delaware general partnership (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Foreign Bond Portfolio (the "Portfolio"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper supervision of such portion of the Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to the Portfolio, it being understood that the Subadviser shall be responsible for compliance after a reasonable implementation period with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination, following a reasonable implementation period, for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust. The Subadviser shall not be liable for any actions or omissions of brokers and/or dealers selected by the Board of Trustees or the Adviser.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers, its Subadvisers and their employees with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

               0.35% on the first $200 million;
               0.30% on remaining assets

      If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its partners, directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio including, without limitation, acts or omissions of any brokers, dealers and custodians, except for willful misfeasance, bad faith or gross negligence in the performance of Subadviser's duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

      8. Aggregation of Orders. The Subadviser may aggregate sales and purchase orders of securities with similar orders being made simultaneously for other accounts managed by the Subadviser or with accounts of the affiliates of the Subadviser, if in the Subadviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. Adviser acknowledges that the determination of such economic benefit to the Portfolio by the Subadviser is subjective and represents the Subadviser's evaluation that the Portfolio is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

      9.   All notices provided for in this Agreement shall be sent to:

           If to the Subadviser:

           Pacific Investment Management Company
           840 Newport Center Drive
           Newport Beach, CA 92660

           Attention: James Muzzy and John Loftus

           If to the Adviser:

           Citibank Global Asset Management
           Citibank, N.A.
           153 E. 53rd Street, 6th Floor, Zone 6
           New York, New York 10043

           Attention: Andrew Shoup

           If to the Trust:

           Signature Financial Services, Inc.
           6 St. James Avenue, 9th Floor
           Boston, Massachusetts  02116

           Attention: Philip Coolidge

      10. Special Termination Rights. Notwithstanding anything in this Agreement to the contrary, the Trust may terminate this Agreement without penalty within five (5) days of its execution of this Agreement by giving written notice to such effect to the Subadviser within such five (5) day period.

      11. Delivery of Part II of Form ADV. Concurrently with execution of this Agreement, the Subadviser is delivering to the Trust a copy of Part II of its Form ADV, as amended, on file with the Securities and Exchange Commission. The Trust hereby acknowledges receipt of such copy.

      12. Delivery of CFTC Disclosure Document. Upon the solicitation of the Trust, the Subadviser delivered to the Trust a copy of its Disclosure Document, dated July 3, 1997, on file with the Commodity Futures Trading Commission. The Trust hereby acknowledges receipt of such copy.

      13. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until May 9, 1999, on which date it will terminate unless its continuance after May 9, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

      This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

      14. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION                   PACIFIC INVESTMENT
PORTFOLIOS                         MANAGEMENT COMPANY
on behalf of Foreign
   Bond Portfolio

By:______________________          By:_________________________

Title:___________________          Title:______________________




The foregoing is acknowledged:

Citibank, N.A.


By:______________________

Title:___________________